Mercury
HW Balanced
Fund


OF MERCURY HW FUNDS


SEMI-ANNUAL REPORT
DECEMBER 31, 2000


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


Mercury HW Balanced Fund of
Mercury HW Funds
725 South Figueroa Street, Suite 4000
Los Angeles, CA
90017-5400


Printed on post-consumer recycled paper


PORTFOLIO INFORMATION


WORLDWIDE INVESTMENTS AS OF DECEMBER 31, 2000

Ten Largest Equity                  Percent of
Holdings                            Net Assets

Home Ownership Funding 2               3.4%
Philip Morris Companies Inc.           2.7
The Allstate Corporation               2.2
The Dow Chemical Company               1.8
Lockheed Martin Corporation            1.8
The May Department Stores
Company                                1.7
Bank One Corporation                   1.6
Alcoa Inc.                             1.6
Verizon Communications                 1.6
SAFECO Corporation                     1.5


Five Largest                       Percent of
Industries                         Net Assets

Electric--Integrated                   7.8%
Telephone                              5.4
Insurance--Property                    4.5
Insurance--Life                        3.9
Industrial                             3.4



December 31, 2000
Mercury HW Balanced Fund



DEAR SHAREHOLDER


Effective October 6, 2000, Balanced Fund, a fund of Hotchkis and
Wiley Funds, became Mercury HW Balanced Fund, a fund of Mercury HW Funds. Although the Fund's name has changed, its investment objective remains the same: to preserve capital while producing a high total return.

We are pleased to present to you this semi-annual report for Mercury HW Balanced Fund for the six months ended December 31, 2000.

Investment Review
Many investors were happy to see calendar year 2000 finally come to an end. With the unmanaged Standard & Poor's (S&P) 500 Index down for the year 9.1% and the NASDAQ Composite Index off an incredible 39.2%, an estimated $2 trillion of market capitalization (almost one-quarter of the nation's entire gross domestic product) was eliminated from the US equity market. The speculative advance driving the market finally began to unravel as investors began questioning the unrealistic valuation levels of many high-priced stocks. Fortunately, the value side of the market fared considerably better as investors began shifting their preference to stocks with solid fundamental valuation support. This rotation to value was reflected in the performance of the unmanaged Russell 1000 Value Index, which actually posted a gain of 7.0% for the year.

Most of the market's turmoil occurred in the third and fourth quarters of 2000. During these periods, the S&P 500 was down 8.7%, while the NASDAQ fell 37.8%. Once again value investments outperformed, with the unmanaged Russell 1000 Value Index up 11.7%. The Fund's Class I and Class A Shares had total returns of +14.79% and +8.76%, respectively, for the six months ended December 31, 2000. (Fund results shown do not include sales charges. Complete performance information can be found on pages 6-8 of this report to shareholders.) We are elated to see the value side of the market experiencing what we consider to be the beginning of a well-deserved recovery.

One catalyst behind the current market sell-off has been a deceleration in the US corporate profit cycle. The growth rate of earnings for the S&P 500 Index peaked in the first quarter of 2000 and subsequently slowed during the second and third quarters. This deterioration in earnings has had an adverse impact on investor sentiment, particularly for the most speculative areas of the market (technology/growth). On the other hand, value stocks, where pricing had reflected very modest expectations, are currently recovering as underlying fundamentals continue to meet and even exceed expectations. We believe that high price/earnings growth stocks are likely to experience further instability as actual earnings growth continues to fall short of unrealistic expectations.


December 31, 2000
Mercury HW Balanced Fund


Portfolio Matters
The equity segment of the Fund fully participated in the third and fourth quarters' flight to value, posting strong returns. In the last half of 2000, the Fund's equities significantly outperformed both the broad market and the value style indexes as investors reassessed their valuation beliefs surrounding various sectors of the market. A major contributor to the Fund's outperformance was superior security selection and an above-market weight in the financials sector, in which the insurance and savings bank industries were particularly strong. Our insurance holdings, including Allstate Corporation (+97.8%), St. Paul Companies, Inc. (+60.8%) and MetLife, Inc. (+67.4%), rallied during the second half of the year as the insurance pricing cycle began to turn upward. Our exposure to the savings bank industry also resulted in strong gains (for example, Washington Mutual, Inc. +86.6%) as investors fled growth stocks in favor of more interest rate-sensitive issues.
The Fund's performance was further enhanced by our heavy weighting in the basic materials sector, which was fueled by major advances in chemical and forest product companies (such as Dow Chemical Company, +23.7% and Georgia-Pacific Group, +40.8%). Finally, as in the prior two quarters, a substantial underweight in the overpriced technology sector enhanced our third and fourth quarter returns. One of the few detractors from performance was the Fund's exposure to the beaten down auto and auto parts industries.

On the fixed-income side, we saw continued outperformance of government-backed securities, which has been a persistent trend since the beginning of the year when the US Treasury announced that it would use the surplus to buy back Treasury securities. During the second half of 2000, corporate securities underperformed. In general, lower-quality bonds fared the worst. Asset and mortgage-backed securities also underperformed as investors became more concerned with the quality of the underlying collateral and began to worry about call risk. Commercial mortgage-backed securities were one bright spot, outperforming their counterparts based upon strong fundamentals and attractive valuations.


December 31, 2000
Mercury HW Balanced Fund


Absolute performance for the Fund's fixed-income segment increased as the economy slowed and the bond market rallied. More interest rate risk (or duration) and more exposure to intermediate securities would have aided performance further as interest rates were falling. In terms of sector strategies, a general overweight of non-Treasury securities detracted from relative returns. Our underweighting of investment-grade corporates benefited performance since these securities underperformed. However, our overweighting of high-yield securities had an even greater negative impact. Even small positions in below investment-grade securities had a considerable impact on returns as compared to the unmanaged Lehman Brothers Intermediate Government/Credit Bond Index since they underperformed by such a significant margin. Finally, our underweighting of residential mortgage-backed securities, while overweighting commercial mortgage-backed securities, aided returns as each of those sectors performed in line with our expectations.

Sincerely,


(Nancy D. Celick)
Nancy D. Celick
President



(Michael Sanchez)
Michael Sanchez
Portfolio Manager


(Sheldon Lieberman)
Sheldon Lieberman
Portfolio Manager


February 7, 2001



December 31, 2000
Mercury HW Balanced Fund




FUND PERFORMANCE DATA


ABOUT FUND PERFORMANCE
The Fund offers two classes of shares, each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs.

CLASS I SHARES incur a maximum initial sales charge of 5.25% and bear no ongoing distribution and account maintenance fees. Class I Shares are available only to eligible investors.

CLASS A SHARES incur a maximum initial sales charge of 5.25% and an annual account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's investment adviser pays annual operating expenses of the Fund's Class I and Class A Shares in excess of .95% and 1.20%, respectively, of the average net assets of each class. Were the investment adviser not to pay such expenses, net returns would be lower. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


December 31, 2000
Mercury HW Balanced Fund


FUND PERFORMANCE DATA (CONTINUED)


RECENT PERFORMANCE RESULTS
                                   6-Month         12-Month     Since Inception
As of December 31, 2000          Total Return    Total Return     Total Return

Class I*                            +14.79%         +10.82%          +387.12%
Class A*                            +14.63          +10.51           + 10.47
S&P500 Index**                      - 8.72          - 9.10       +950.53/+0.31
Lehman Brothers Intermediate
Government/Credit Bond Index***     + 6.68          +10.12      +229.07/+10.56


*Investment results shown do not reflect sales charges. Results shown would be lower if sales charges were included. Total investment returns are based on changes in the Fund's net asset values for the periods shown, and assume reinvestment of all dividends and capital gains at net asset value on the ex-dividend date. The Fund's Class I and Class A Shares commenced operations on 8/13/85 and 10/12/99, respectively.
**This unmanaged broad-based Index is comprised of common stocks. Since inception total returns are from 8/13/85 and 10/12/99, respectively.
***This unmanaged weighted Index is comprised of publicly traded intermediate-term government and corporate debt with maturities between 1 and 9.99 years. Since inception total returns are from 8/13/85 and 10/12/99, respectively.


December 31, 2000
Mercury HW Balanced Fund


FUND PERFORMANCE DATA (CONCLUDED)

AVERAGE ANNUAL TOTAL RETURN
                                         % Return        % Return
                                      Without Sales     With Sales
Class I Shares*                           Charge         Charge**

One Year Ended
12/31/00                                  +10.82%        + 5.00%
Five Years Ended
12/31/00                                  + 8.24         + 7.08
Ten Years Ended
12/31/00                                  +10.75         +10.15


*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                         % Return        % Return
                                      Without Sales     With Sales
Class A Shares*                           Charge         Charge**

One Year Ended
12/31/00                                  +10.51%         +4.71%
Inception (10/12/99)
through 12/31/00                          + 8.49          +3.81

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


December 31, 2000
Mercury HW Balanced Fund

SCHEDULE OF INVESTMENTS
                                                                            In US Dollars
                                                                        Shares
Industry                              Investments                        Held           Value
COMMONSTOCKS--61.2%

Aerospace &Defense--      Lockheed Martin Corporation                   11,900        $   404,005
3.2%                      Northrop Grumman Corporation                   1,300            107,900
                          Raytheon Company (Class A)                     1,000             29,000
                          Raytheon Company (Class B)                     1,500             46,594
                          Rockwell International Corporation             3,300            157,162
                                                                                      -----------
                                                                                          744,661

Aluminum--1.6%            Alcoa Inc.                                    11,200            375,200

Apparel & Textiles--      Russell Corporation                            4,200             64,837
0.3%

Appliance &               Whirlpool Corporation                          3,900            185,981
Household Furniture--
0.8%

Auto Parts--1.5%          ArvinMeritor, Inc.                             2,425             27,584
                          Dana Corporation                               6,000             91,875
                          Delphi Automotive Systems Corporation          6,894             77,557
                          TRW Inc.                                       3,300            127,875
                          Visteon Corporation                              927             10,660
                                                                                     ------------
                                                                                          335,551

Autos & Trucks--          Ford Motor Company                            13,739            322,008
2.3%                      General Motors Corporation                     4,231            215,517
                                                                                     ------------
                                                                                          537,525

Beverages--0.9%           Anheuser-Busch Companies,  Inc.                4,400            200,200


December 31, 2000
Mercury HW Balanced Fund

SCHEDULE OF INVESTMENTS (CONTINUED)
                                                                          In US Dollars
                                                                        Shares
Industry                              Investments                        Held           Value
COMMONSTOCKS (continued)

Chemicals--2.5%           The Dow Chemical Company                      11,100        $   406,537
                          Eastman Chemical Company                       2,100            102,375
                          Millennium Chemicals Inc.                      1,342             24,324
                          Union Carbide Corporation                        900             48,431
                                                                                      -----------
                                                                                          581,667

Computer                  Computer Associates International, Inc.       10,340            201,630
Services/
Software--0.9%

Containers--0.8%          ++Pactiv Corporation                          14,900            184,387

Electric--                CMS Energy Corporation                         3,000             95,063
Integrated--              DTE Energy Company                             4,600            179,112
7.8%                      ++Edison International                        14,600            228,125
                          Entergy Corporation                            4,400            186,175
                          Exelon Corporation                             4,100            287,861
                          GPU, Inc.                                      4,200            154,612
                          PPL Corporation                                7,200            325,350
                          Public Service Enterprise Group
                          Incorporated                                   2,300            111,837
                          SCANA Corporation                              4,881            144,295
                          TXU Corp.                                      2,000             88,625
                                                                                      -----------
                                                                                        1,801,055

Forest Products--         Weyerhaeuser Company                           4,900            248,675
1.1%

Healthcare--              Baxter International Inc.                        500             44,156
Medical Products &
Supplies--0.2%

Insurance--               ++Aetna Inc. (New Shares)                      7,900            324,394
Life--                    American General Corporation                   2,700            220,050
3.9%                      Lincoln National Corporation                   3,600            170,325
                          MetLife, Inc.                                  5,330            186,550
                                                                                     ------------
                                                                                          901,319



December 31, 2000
Mercury HW Balanced Fund

SCHEDULE OF INVESTMENTS (CONTINUED)
                                                                            In US Dollars
                                                                        Shares
Industry                              Investments                        Held           Value
COMMONSTOCKS (continued)

Insurance--               The Allstate Corporation                      11,500        $   500,969
Property--4.5%            SAFECO Corporation                            10,600            348,475
                          The St. Paul Companies, Inc.                   3,500            190,094
                                                                                      -----------
                                                                                        1,039,538

Leisure/Toys--            Fortune Brands, Inc.                           5,900            177,000
0.8%

Machinery--0.9%           CNH Global NV                                 22,701            195,796

Metals--                  Phelps Dodge Corporation                       1,500             83,719
Miscellaneous--0.4%

Office Equipment &        Xerox Corporation                              6,920             32,005
Supplies--0.1%

Oil--Domestic--           Occidental Petroleum Corporation               7,500            181,875
2.9%                      Sunoco, Inc.                                   1,200             40,425
                          USX-Marathon Group                             7,500            208,125
                          Ultramar Diamond Shamrock
                          Corporation                                    8,000            247,000
                                                                                      -----------
                                                                                          677,425

Paper--2.0%               Georgia-Pacific Group                          5,000            155,625
                          International Paper Company                    7,200            293,850
                                                                                      -----------
                                                                                          449,475

Photography/              Eastman Kodak Company                          7,800            307,125
Imaging--1.3%

Pollution Control--       Waste Management, Inc.                         9,200            255,300
1.1%

Railroads--1.2%           CSX Corporation                                5,800            150,437
                          Norfolk Southern Corporation                  10,200            135,787
                                                                                      -----------
                                                                                          286,224


December 31, 2000
Mercury HW Balanced Fund

SCHEDULE OF INVESTMENTS (CONTINUED)
                                                                             In US Dollars
                                                                        Shares
Industry                              Investments                        Held           Value
COMMONSTOCKS (CONTINUED)

Regional Banks--          Bank One Corporation                          10,300        $   377,238
3.1%                      First Union Corporation                        4,500            125,156
                          KeyCorp                                        4,900            137,200
                          UnionBanCal Corporation                        2,600             62,562
                                                                                      -----------
                                                                                          702,156

Restaurants--0.2%         ++Tricon Global Restuarants, Inc.              1,100             36,300

Retail--Department        The May Department Stores Company             12,300            402,825
Stores--1.8%

Retail--General           J.C. Penney Company, Inc.                      7,900             85,912
Merchandise--             Sears, Roebuck & Co.                           5,400            187,650
1.2%                                                                                  -----------
                                                                                          273,562

Savings & Loans--         Washington Mutual, Inc.                        6,300            334,294
1.5%

Small Loans &             Fannie Mae                                     2,400            208,200
Finance--2.2%             Household International, Inc.                  5,500            302,500
                                                                                      -----------
                                                                                          510,700

Telephone--5.4%           ALLTEL Corporation                             4,700            293,456
                          AT&T Corp.                                    12,600            218,138
                          SBC Communications Inc.                        3,500            167,125
                          Sprint Corporation                             9,930            201,703
                          Verizon Communications                         7,390            370,424
                                                                                      -----------
                                                                                        1,250,846

Tobacco--2.7%             Philip Morris Companies Inc.                  14,100            620,400

Travel & Lodging--        Carnival Corporation                             700             21,569
0.1%

                          Total Common Stocks--
                          (Cost--$11,393,640)                                          14,063,103



December 31, 2000
Mercury HW Balanced Fund

SCHEDULE OF INVESTMENTS (CONTINUED)
                                                                          In US Dollars
                                                                         Face
Industry                              Investments                       Amount          Value
CORPORATE BONDS--10.6%

Airlines--1.4%            Delta Airlines:
                            Series 1993-A2, 10.50% due
                            4/30/2016                                $ 150,000        $   168,954
                            Series G, 9.90% due 1/02/2002              150,000            152,768
                                                                                      -----------
                                                                                          321,722

Automobile                DaimlerChrysler NA, 7.078% due
Manufacturer--0.8%        8/16/2004 (a)                                200,000            197,750

Banks--0.9%               MBNA Corporation, 6.898% due
                          6/17/2002 (a)                                200,000            199,656

Electric & Gas--          Southern California Edison, 7.20% due
0.4%                      11/03/2003                                   100,000             85,152

Eurobanks--1.3%           Okobank, 7.078% due 9/29/2049 (a)            300,000            297,213

Financial                 CIT Group Inc., 7.625% due
Services--                8/16/2005                                    125,000            127,109
1.6%                      Countrywide Home Loans, Inc.,
                          7.083% due 3/16/2005 (a)                     250,000            246,390
                                                                                      -----------
                                                                                          373,499

Oil--Domestic--           Ashland Inc., 7.278% due
1.1%                      3/07/2003 (a)                                250,000            249,423

Real Estate--             Avalon Properties, 7.375% due
1.0%                      9/15/2002                                    100,000            101,772
                          EOP Operating LP, 6.625% due
                          2/15/2005                                    135,000            132,949
                                                                                      -----------
                                                                                          234,721

Sales--Lease              NWA Trust, Series C, 11.30% due
Back--0.8%                12/21/2012                                   151,200            175,517




December 31, 2000
Mercury HW Balanced Fund


SCHEDULE OF INVESTMENTS (CONTINUED)
                                                                          In US Dollars
                                                                         Face
Industry                              Investments                       Amount          Value
CORPORATE BONDS (concluded)

Telecommuni-              Telefonica de Argentina, 11.875% due
cations--1.3%             11/01/2004                                $  100,000        $   102,000
                          US West Communications, 7.20% due
                          11/01/2004                                   200,000            203,378
                                                                                      -----------
                                                                                          305,378

                          Total Corporate Bonds
                          (Cost--$2,478,589)                                            2,440,031

GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES--10.6%

Collateralized            Fannie Mae:
Mortgage                    6.625% due 10/15/2007                      450,000            469,616
Obligations--               6.625% due 9/15/2009                       200,000            208,406
10.6%                       7.125% due 6/15/2010                       200,000            216,188
                            7.50% (c)                                  750,000            761,010
                          Freddie Mac:
                            5.75% due 4/15/2008                        300,000            296,625
                            7% due 3/15/2010                           165,000            176,524
                          Government National Mortgage
                          Association, 7% (c)                          300,000            301,311

                          Total Government Agency
                          Mortgage-Backed Securities
                          (Cost--$2,392,124)                                            2,429,680


December 31, 2000
Mercury HW Balanced Fund

SCHEDULE OF INVESTMENTS (CONTINUED)
                                                                          In US Dollars
                                                                         Face
Industry                              Investments                       Amount          Value
NON-AGENCY MORTGAGE-BACKED SECURITIES--5.9%

Asset-Backed              ABSC Long Beach Home Equity
Securities--4.6%          Loan Trust, 2000-LB1 AF4,
                          7.825% due 3/21/2028                      $  100,000         $  103,614
                          Aames Mortgage Trust, 2000-1
                          A4F, 7.76% due 1/25/2029                     200,000            202,656
                          Asset Backed Funding Certificates,
                          1999-1 A2F, 7.641% due
                          10/25/2030                                   167,650            170,624
                          FN2I #516243 9%, due 8/01/2014               179,912            191,620
                          Countrywide Asset-Backed
                          Certificates, 2000-1 AV1,
                          7.248% due 3/25/2031 (a)                      84,778             84,224
                          GREAT, 1998-1 A1, 7.45% due
                          9/15/2007 (b)(e)                           1,099,228            307,784
                                                                                      -----------
                                                                                        1,060,522

Collateralized            Bank of America Mortgage
Mortgage                  Securities, 2000-2 A2, 7.50%
Obligations--             due 4/25/2030                                171,929            172,252
1.3%                      Chase Mortgage Finance
                          Corporation, 1998-S4 A3, 6.55%
                          due 8/25/2028                                128,975            128,768
                                                                                      -----------
                                                                                          301,020

                          Total Non-Agency Mortgage-Backed
                          Securities (Cost--$2,140,824)                                 1,361,542

                                                                        Shares
                                                                         Held

Preferred Stock--3.4%

Industrial--3.4%          ++Home Ownership Funding 2 (b)                 1,000            792,000

                          Total Preferred Stock
                          (Cost--$1,000,000)                                              792,000




December 31, 2000
Mercury HW Balanced Fund

SCHEDULE OF INVESTMENTS (CONCLUDED)
                                                                          In US Dollars
                                                                         Face
Industry                              Investments                       Amount          Value
US TREASURY OBLIGATIONS--7.8%

US Treasury               US Treasury Bonds:
Bonds &                     7.25% due 5/15/2016                      $ 200,000       $    235,250
Notes--7.8%                 6.25% due 5/15/2030                         75,000             83,672
                          US Treasury Notes:
                            6.50% due 10/15/2006 (d)                   300,000            320,157
                            5.625% due 5/15/2008                       250,000            256,563
                            4.25% due 1/15/2010 (d)                    550,000            591,022
                          US Treasury Inflation Index Notes,
                          5.75% due 8/15/2010 (d)                      300,000            314,391

                          Total US Treasury Obligations
                          (Cost--$1,742,989)                                            1,801,055


Short-Term Investments--4.4%

Commercial                Burlington Northern, 7.30% due
Paper**--4.4%             1/04/2001                                    500,000            499,493
                          ConAgra Inc., 7.10% due 1/04/2001            500,000            499,507

                          Total Short-Term Investments
                          (Cost--$999,000)                                                999,000

                          Total Investments
                          (Cost--$22,147,166)--103.9%                                  23,886,411

                          Time Deposits*--0.5%                                            123,193

                          Liabilities in Excess of Other
                          Assets--(4.4)%                                              (1,013,650)
                                                                                     ------------
                          Net Assets--100.0%                                         $ 22,995,954
                                                                                     ============



++Non-income producing security.
*Time deposit bears interest at 4.75% and matures on 1/02/2001.
**Commercial Paper is traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.
(a)Floating Rate Note.
(b)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(c)Represents a "to-be-announced" (TBA) transaction. The Fund has committed to purchasing securities for which all specific information is not available at this time.
(d)Security marked as segregated to cover TBA securities.
(e)Security fair valued under procedures established by the Board of Trustees. Issuer in bankruptcy.

See Notes to Financial Statements.



December 31, 2000
Mercury HW Balanced Fund

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2000
Assets:
Investments, at value (identified cost--$22,147,166)                                         $ 23,886,411
Cash                                                                                                  822
Time deposits                                                                                     123,193
Receivables:
 Securities sold                                                           $     505,781
 Interest                                                                         90,605
 Dividends                                                                        41,181
 Capital shares sold                                                              10,868
 Paydowns                                                                          1,404          649,839
                                                                           -------------     ------------
Total assets                                                                                   24,660,265
                                                                                             ------------

Liabilities:
Payables:
 Securities purchased                                                          1,552,953
 Capital shares redeemed                                                          28,520        1,581,473
                                                                            ------------
Accrued expenses and other liabilities                                                             82,838
                                                                                             ------------
Total liabilities                                                                               1,664,311
                                                                                             ------------

Net Assets:
Net assets                                                                                   $ 22,995,954
                                                                                             ============

Net Assets Consist of:
Paid-in capital                                                                              $ 25,150,152
Accumulated investment loss--net                                                                 (28,458)
Accumulated realized capital losses on investments--net                                       (3,864,985)
Unrealized appreciation on investments--net                                                     1,739,245
                                                                                             ------------
Net assets                                                                                   $ 22,995,954
                                                                                             ============

Net Asset Value:
Class I--Based on net assets of $22,973,822 and
1,325,240 shares outstanding++                                                               $      17.34
                                                                                             ============
Class A--Based on net assets of $22,132 and
1,281 shares outstanding++                                                                   $      17.28
                                                                                             ============

++Unlimited shares of no par value authorized.

See Notes to Financial Statements.

December 31, 2000
Mercury HW Balanced Fund


STATEMENT OF OPERATIONS
For the Six Months Ended December 31, 2000
Investment Income:
Interest and discount earned                                                                 $    549,859
Dividends (net of $5,276 foreign withholding tax)                                                 353,091
                                                                                             ------------
Total income                                                                                      902,950
                                                                                             ------------

Expenses:
Investment advisory fees                                                   $     140,889
Transfer agent fees                                                               47,157
Accounting services                                                               31,598
Registration fees                                                                 20,468
Printing and shareholder reports                                                  11,758
Custodian fees                                                                     8,351
Professional fees                                                                  3,160
Trustee's fees and expenses                                                          982
Pricing fees                                                                         839
Distribution fees--Class A                                                            29
Other                                                                              2,276
                                                                            ------------
Total expenses before reimbursement                                              267,507
Reimbursement of expenses                                                       (89,019)
                                                                            ------------
Total expenses after reimbursement                                                                178,488
                                                                                             ------------
Investment income--net                                                                            724,462
                                                                                             ------------

Realized & Unrealized Gain (Loss) on
Investments--Net:
Realized loss on investments--net                                                             (3,316,223)
Change in unrealized appreciation/depreciation on
investments--net                                                                                8,508,378
                                                                                             ------------
Net Increase in Net Assets Resulting from Operations                                         $  5,916,617
                                                                                             ============

See Notes to Financial Statements.


December 31, 2000
Mercury HW Balanced Fund

STATEMENTS OF CHANGES
IN NET ASSETS
<CAPTIN>
                                                                            For the Six       For the
                                                                            Months Ended     Year Ended
                                                                            December 31,      June 30,
Increase (Decrease)in Net Assets:                                                2000            2000
Operations:
Investment income--net                                                     $     724,462     $  3,573,730
Realized loss on investments--net                                            (3,316,223)         (15,703)
Change in unrealized appreciation/depreciation on
investments--net                                                               8,508,378     (12,090,436)
                                                                            ------------     ------------
Net increase (decrease) in net assets resulting from
operations                                                                     5,916,617      (8,532,409)
                                                                            ------------     ------------

Dividends & Distributions to Shareholders:
Investment income--net:
 Class I                                                                       (786,156)      (3,601,177)
 Class A                                                                           (641)            (745)
Realized gain on investments--net:
 Class I                                                                            (51)      (4,255,092)
 Class A                                                                            --++          (1,189)
                                                                            ------------     ------------
Net decrease in net assets resulting from dividends and
distributions to shareholders                                                  (786,848)      (7,858,203)
                                                                            ------------     ------------

Capital Share Transactions:
Net decrease in net assets derived from net capital
share transactions                                                          (47,226,889)     (16,414,416)
                                                                            ------------     ------------

Net Assets:
Total decreasein net assets                                                 (42,097,120)     (32,805,028)
Beginning of period                                                           65,093,074       97,898,102
                                                                            ------------     ------------
End of period*                                                              $ 22,995,954     $ 65,093,074
                                                                            ============     ============

*Undistributed (accumulated) investment income (loss)--net                  $   (28,458)     $     33,877
                                                                            ============     ============

++Amount is less than $1.

See Notes to Financial Statements.



December 31, 2000
Mercury HW Balanced Fund

FINANCIAL HIGHLIGHTS
The following per share data and ratios have been derived from information provided in the financial statements.

                                                                       Class I++
                                              For the Six
                                              Months Ended
Increase (Decrease) in                        December 31,          For the Year Ended June 30,
Net Asset Value:                                  2000        2000       1999           1998        1997
Per Share Operating Performance:
Net asset value, beginning of
period                                        $  15.54      $  19.00    $  19.84     $  19.38    $  18.27
                                              --------      --------    --------     --------    --------
Investment income--net                             .44           .79         .77          .89         .90
Realized and unrealized gain (loss)
on investments--net                               1.83        (2.52)       (.04)         1.58        1.86
                                              --------      --------    --------     --------    --------
Total from investment operations                  2.27        (1.73)         .73         2.47        2.76
                                              --------      --------    --------     --------    --------
Less dividends and distributions:
 Investment income--net                          (.47)         (.80)       (.75)        (.90)       (.99)
 Realized gain on
 investments--net                                   --         (.93)       (.82)       (1.11)       (.66)
                                              --------      --------    --------     --------    --------
Total dividends and distributions                (.47)        (1.73)      (1.57)       (2.01)      (1.65)
                                              --------      --------    --------     --------    --------
Net asset value, end of period                $  17.34      $  15.54    $  19.00     $  19.84    $  19.38
                                              ========      ========    ========     ========    ========

Total Investment Return:**
Based on net asset value per
share                                        14.79%+++       (9.30%)       4.04%       13.29%      15.75%
                                              ========      ========    ========     ========    ========

Ratios to Average Net Assets:
Expenses, net of reimbursement                   .95%*          .95%        .95%         .93%        .98%
                                              ========      ========    ========     ========    ========
Expenses                                        1.42%*         1.14%        .98%         .93%        .98%
                                              ========      ========    ========     ========    ========
Investment income--net                          3.85%*         4.47%       4.02%        4.49%       4.77%
                                              ========      ========    ========     ========    ========

Supplemental Data:
Net assets, end of period
(in thousands)                                $ 22,974      $ 65,070    $ 97,900     $104,600    $ 90,160
                                              ========      ========    ========     ========    ========
Portfolio turnover                                 73%           96%        135%         121%        117%
                                              ========      ========    ========     ========    ========



*Annualized.
**Total investment returns exclude the effects of sales charges. The
Fund's investment adviser waived a portion of its management fee and reimbursed a portion of the Fund's expenses. Without such waiver and reimbursement, the Fund's performance would have been lower.
++Prior to October 6, 2000, Class I Shares were designated Investor
Class Shares.
++++Amount is less than $.01 per share.
+++Aggregate total investment return.

See Notes to Financial Statements.

December 31, 2000
Mercury HW Balanced Fund


FINANCIAL HIGHLIGHTS (CONCLUDED)
The following per share data and ratios have been derived from information provided in the financial statements.
                                                                                    Class A++++
                                                                                             For the Period
                                                                             For the Six      October 12,
                                                                             Months Ended        1999++
                                                                             December 31,     to June 30,
Increase (Decrease) in Net Asset Value:                                          2000              2000
Per Share Operating Performance:
Net asset value, beginning of period                                          $    15.49       $    17.61
                                                                              ----------       ----------
Investment income--net                                                               .42              .47
Realized and unrealized gain (loss) on investments--net                             1.82           (1.09)
                                                                              ----------       ----------
Total from investment operations                                                    2.24            (.62)
                                                                              ----------       ----------
Less dividends and distributions:
 Investment income--net                                                            (.45)            (.57)
 Realized gain on investments--net                                                    --            (.93)
Total dividends and distributions                                                  (.45)           (1.50)
                                                                              ----------       ----------
Net asset value, end of period                                                $    17.28       $    15.49
                                                                              ==========       ==========

Total Investment Return:**
Based on net asset value per share                                             14.63%+++       (3.63%)+++
                                                                              ==========       ==========

Ratios to Average Net Assets:
Expenses, net of reimbursement                                                    1.20%*           1.20%*
                                                                              ==========       ==========
Expenses                                                                          1.67%*           1.42%*
                                                                              ==========       ==========
Investment income--net                                                           14.42%*           4.52%*
                                                                              ==========       ==========

Supplemental Data:
Net assets, end of period (in thousands)                                      $       22       $       21
                                                                              ==========       ==========
Portfolio turnover                                                                   73%              96%
                                                                              ==========       ==========


*Annualized.
**Total investment returns exclude the effects of sales charges. The
Fund's investment adviser waived a portion of its management fee and reimbursed a portion of the Fund's expenses. Without such waiver and reimbursement, the Fund's performance would have been lower.
++Commencement of operations.
++++Prior to October 6, 2000, Class A Shares were designated
Distributor Class Shares.
++++++Amount is less than $.01 per share.
+++Aggregate total investment return.

See Notes to Financial Statements.

December 31, 2000
Mercury HW Balanced Fund



NOTES TO FINANCIAL STATEMENTS


1  Significant Accounting Policies:
Mercury HW Balanced Fund (the "Fund") (formerly Balanced Fund) is a fund of Mercury HW Funds (the "Trust") (formerly Hotchkis and Wiley Funds). The Trust is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company, which is organized as a Massachusetts business trust. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund offers two classes of shares. Class I and Class A Shares are sold with a front-end sales charge. Both classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A Shares bear certain expenses related to the account maintenance of such shares and have exclusive voting rights with respect to matters relating to its account maintenance expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Short-term securities are valued at amortized cost, which approximates market value. Other investments are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Trust's Board of Trustees.


December 31, 2000
Mercury HW Balanced Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)


(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Interest income (including amoritization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

2  Investment Advisory Agreement and Transactions with Affiliates:
The Trust has entered into an Investment Advisory Agreement for the Fund with Fund Asset Management, L.P., doing business as Mercury Advisors ("Mercury Advisors"). The general partner of the Mercury Advisors is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. Mercury Advisors is responsible for the management of the Fund's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .75% of the average daily value of the Fund's net assets. Mercury Advisors had contractually agreed to pay all annual operating expenses of Class I and Class A Shares in excess of .95% and 1.20%, respectively, as applied to the daily net assets of each class through June 30, 2001. For the six months ended December 31, 2000, Mercury Advisors and its affiliates earned fees of $140,889, of which $83,182 was waived. Mercury Advisors and its affiliates also reimbursed the Fund additional expenses of $5,837.

The Fund has also entered into a Distribution Agreement and Distribution Plan with FAM Distributors, Inc. ("FAMD" or the "Distributor"), an indirect, wholly-owned subsidiary of Merrill Lynch Group, Inc. Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at the annual rate of .25% of the annual rates based upon the average daily net assets of Class A Shares.


December 31, 2000
Mercury HW Balanced Fund


NOTES TO FINANCIAL STATEMENTS (CONTINUED)


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidary of ML & Co., and selected dealers also provide account maintenance services to the Fund. The ongoing account maintenance fee compensates the Distributor, MLPF&S and selected dealers for providing account maintenance services to Class A shareholders.

Financial Data Services, Inc. ("FDS"), an indirect, wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services were provided to the Fund by Mercury Advisors.

Certain officers and/or trustees of the Trust are officers and/or directors of Mercury Advisors, PSI, FAMD, FDS, and/or ML & Co.

Certain authorized agents of the Fund charge a fee for accounting and shareholder services that they provide to the Fund on behalf of certain shareholders; the portion of this fee paid by the Fund is included within Transfer agent fees in the Statement of Operations.

3 Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended December 31, 2000 were $26,834,396 and $71,968,727, respectively.

Net realized losses for the six months ended December 31, 2000 and net unrealized gains as of December 31, 2000 were as follows:

                                     Realized       Unrealized
                                      Losses          Gains

Long-term investments            $ (3,316,223)      $  1,739,245
                                 ------------       ------------
Total                            $ (3,316,223)      $  1,739,245
                                 ============       ============

As of December 31, 2000, net unrealized appreciation for Federal income tax purposes aggregated $1,739,245, of which $3,903,145 related to appreciated securities and $2,163,900 related to depreciated securities. At December 31, 2000, the aggregate cost of investments for Federal income tax purposes was $22,147,166.

4  Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $47,226,889 and $16,414,416 for the six months ended December
31, 2000 and for the year ended June 30, 2000, respectively.


December 31, 2000
Mercury HW Balanced Fund


NOTES TO FINANCIAL STATEMENTS (CONTINUED)


Transactions in capital shares for each class were as follows:

Class I Shares for the Six Months
Ended December 31, 2000*                       Shares      Dollar Amount

Shares sold                                    99,457       $  1,624,257
Shares issued to shareholders in reinvestment
of dividends and distributions                 40,746            675,008
                                          -----------       ------------
Total issued                                  140,203          2,299,265
Shares redeemed                           (3,002,214)       (49,524,458)
                                          -----------       ------------
Net decrease                              (2,862,011)     $ (47,225,193)
                                          ===========       ===========


Class I Shares for the Year
Ended June 30, 2000*                           Shares      Dollar Amount

Shares sold                                   552,816       $  9,447,571
Shares issued to shareholders in reinvestment
of dividends and distributions                463,351          7,560,654
                                          -----------       ------------
Total issued                                1,016,167         17,008,225
Shares redeemed                           (1,982,197)       (33,446,661)
                                          -----------       ------------
Net decrease                                (966,030)     $ (16,438,436)
                                          ==========        ============

*Prior to October 6, 2000, Class I Shares were designated Investor
Class Shares.

Class A Shares for the Six Months
Ended December 31, 2000*                       Shares      Dollar Amount

Shares sold                                        60       $      1,005
Shares issued to shareholders in reinvestment
of dividends and distributions                     38                642
                                          -----------       ------------
Total issued                                       98              1,647
Shares redeemed                                 (195)            (3,343)
                                          -----------       ------------
Net decrease                                     (97)      $     (1,696)
                                          ===========       ============

Class A Shares for the Year
Ended June 30, 2000*                           Shares      Dollar Amount

Shares sold                                     1,721       $     29,720
Shares redeemed                                 (352)            (5,700)
                                          -----------       ------------
Net increase                                    1,369       $     24,020
                                          ===========       ============


*Prior to October 6, 2000, Class A Shares were designated
Distributor Class Shares.


December 31, 2000
Mercury HW Balanced Fund

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)


5  Short-Term Borrowings:
On December 1, 2000, the Fund, along with certain other funds managed by Mercury Advisors and its affiliates, renewed and amended a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus
 .50% or a base rate as determined by Bank One, N.A. The Fund did not borrow under the facility during the six months ended December 31, 2000.

6  Subsequent Event:
On January 30, 2001, the Trust's Board of Trustees determined that it was in the best interests of the Fund and its shareholders to terminate the Fund. The Board of Trustees based its decision on an evaluation of relevant information, including the small size of the Fund and its effect on the efficiency of the Fund operations. The Fund is to be terminated as of the soonest reasonably practicable date, subject to receipt of any necessary regulatory approvals.


December 31, 2000
Mercury HW Balanced Fund


OFFICERS AND TRUSTEES

Robert L. Burch III, Trustee
John A. G. Gavin, Trustee
Joe Grills, Trustee
Nigel Hurst-Brown, Trustee
Madeline A. Kleiner, Trustee
Richard R. West, Trustee
Nancy D. Celick, President
Donald C. Burke, Vice President and
  Treasurer
Anna Marie S. Lopez, Assistant
  Treasurer and Assistant Secretary
Turner Swan, Secretary
Gracie Fermelia, Vice President and
  Assistant Secretary


Custodian
Brown Brothers Harriman &Co.
40 Water Street
Boston, MA 02109-3661

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(888) 763-2260


December 31, 2000
Mercury HW Balanced Fund